Borrowings	6 Months Ended
Jun. 30, 2018
Borrowings
Borrowings

7. Borrowings

        An analysis of the borrowings is as follows:

	December 31, 2017	June 30, 2018
Amounts due within one year	188,167	193,709
Less: unamortized deferred loan/bond issuance costs	(8,800)	(11,153)

Borrowings, current portion	179,367	182,556

Amounts due after one year	2,399,849	2,784,651
Less: unamortized deferred loan/bond issuance costs	(31,660)	(42,396)

Borrowings, non-current portion	2,368,189	2,742,255

Total	2,547,556	2,924,811

Bank Loans

        The main terms of the Group's loan facilities in existence as of December 31, 2017 have been disclosed in Note 13 "Borrowings" of the annual audited consolidated financial statements for the year ended December 31, 2017. During the six months ended June 30, 2018, the Group, through GasLog Partners, prepaid in full the $29,750 of the outstanding debt of GAS-nineteen Ltd., GAS-twenty Ltd. and GAS-twenty one Ltd., which would have been originally due in April 2018.

        The carrying amount of the Group's bank debt recognized in the unaudited condensed consolidated financial statements approximates its fair value after adjusting for the unamortized loan/bond issuance costs.

Bonds

        The main terms of the Group's senior unsecured NOK bonds maturing in 2021 (the "NOK 2021 Bonds") have been disclosed in the annual audited consolidated financial statements for the year ended December 31, 2017. Refer to Note 13 "Borrowings".

        The carrying amount under the NOK 2021 Bonds, net of unamortized financing costs, as of June 30, 2018 is $90,964 (December 31, 2017: $89,723, aggregate carrying amount under the NOK 2021 Bonds) while their aggregate fair value is $97,832 based on a USD/NOK exchange rate of 0.1228 as of June 30, 2018 (December 31, 2017: $97,416, based on a USD/NOK exchange rate of 0.1213).

        The Group was in compliance with its financial covenants as of June 30, 2018.